Exhibit 10(a)13

FIRST AMENDMENT TO SOUTHERN COMPANY

AMENDED AND RESTATED

CHANGE IN CONTROL BENEFIT PLAN DETERMINATION POLICY

WHEREAS, on or about May 9, 2002, Southern Company Services, Inc. (the “Company”) adopted the Amended and Restated Southern Company Change in Control Benefit Plan Determination Policy (the “Policy”);

WHEREAS, the Company desires to amend the restrictions on Policy amendment and termination and to clarify the restrictions upon impairing Participants’ accrued rights by any such Policy amendment or termination;

NOW THEREFORE, the Policy is hereby amended as follows:
Section 9.1 of the Policy is struck in its entirety and replaced to read as follows:

9.1     Amendment and Termination. The Policy may be amended or terminated at any time by the board of directors of the Company, provided, however, that the Policy may not be amended in any material respect or terminated so as to impair the rights of any Participant in the Employee Benefit Plans that have accrued as a result of a Change in Control.

IN WITNESS WHEREOF, this First Amendment to the Southern Company Amended and Restated Change in Control Benefit Plan Determination Policy has been adopted by the Company’s board of directors and executed by the Company through its duly authorized officers, this _18_ day of November, 2005.

SOUTHERN COMPANY SERVICES, INC.
By: /s/Ellen N. Lindemann Ellen N. Lindemann Senior Vice President

ATTEST:

By: /s/Patricia L. Roberts Patricia L. Roberts Secretary

SECOND AMENDMENT TO

SOUTHERN COMPANY

AMENDED AND RESTATED

CHANGE IN CONTROL

BENEFIT PLAN

DETERMINATION POLICY

WHEREAS, on or about May 9, 2002, Southern Company Services, Inc. (the “Company”) adopted the Amended and Restated Southern Company Change in Control Benefit Plan Determination Policy (the “Policy”);

WHEREAS, on or about November 18, 2005, the Policy was amended to remove certain restrictions on Policy amendment and termination;

WHEREAS, the Company desires to further amend the Policy to remove certain provisions regarding potential cash payments to holders of stock based awards under the Southern Company Omnibus Incentive Compensation Plan;

NOW THEREFORE, the Policy is hereby further amended as follows:

1.

Section 4.2(b)(v) of the Policy is struck in its entirety.

IN WITNESS WHEREOF, this Second Amendment to the Southern Company Amended and Restated Change in Control Benefit Plan Determination Policy has been adopted by the Company’s board of directors and executed by the Company through its duly authorized officers, this 27th day of December, 2005.

SOUTHERN COMPANY SERVICES, INC.
By: /s/Patricia L. Roberts Patricia L. Roberts, Assistant Secretary